                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2001
                                                   ----------------


                         Commission File No. 001-12392
                                             ---------


                           NATIONAL DATA CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                                   58-0977458
          --------                                   ----------
          (State or other jurisdiction of            (IRS Employer
          incorporation)                             Identification Number)


     National Data Plaza, Atlanta, Georgia           30329-2010
     -------------------------------------           ----------
     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (404) 728-2000
                                                   --------------


                                      N/A
                                      ---
            (Former name, former address and former fiscal year, if
                            changed since last year)
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Item 9.  Regulation FD Disclosure
         ------------------------

With the completion of the spin-off of Global Payments Inc. from National Data Corporation, many investors and analysts have requested that we update our previous earnings per share guidance for dilution due to stock options outstanding. Accordingly, we are providing the following information in accordance with the SEC's Regulation FD - "Fair Disclosure":

     We expect that our diluted earnings per share for the fiscal year ending May 31, 2001, excluding discontinued operations, restructuring and impairment charges, and the results of the businesses divested in the past 15 months, will be in the range of $0.97, plus or minus two percent. Based on our outstanding stock options and the average market price of the stock on January 31, 2001, we expect the impact of stock options, if exercised, to be an additional 900,000 to 1,050,000 shares outstanding for the calculation of diluted earnings per share for the year ending May 31, 2001. The inclusion of convertible debt is antidilutive at this level of earnings. Therefore, the above expectations do not include convertible debt.

This information should be read in conjunction with the management's discussion and analysis included in our quarterly report on Form 10-Q for the quarter ended November 30, 2000, and our current report on Form 8-K filed on December 20, 2000.

Forward-Looking Information

     When used in this Current Report on Form 8-K, in documents incorporated herein and elsewhere by management of National Data Corporation ("NDCHealth" or the "Company"), from time to time, the words "believes," "anticipates," "expects," "intends," "plans" and similar expressions and statements that are necessarily dependent on future events are intended to identify forward-looking statements concerning the Company's business operations, economic performance and financial condition, including in particular, the Company's business strategy and means to implement the strategy, the Company's objectives, the amount of future capital expenditures, the likelihood of the Company's success in developing and introducing new products and expanding its business, and the timing of the introduction of new and modified products or services. For such statements, the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 is applicable and invoked. Such statements are based on a number of assumptions, estimates, projections or plans that are inherently subject to significant risks, uncertainties and contingencies that are subject to change. Actual revenues, revenue growth and margins will be dependent upon all such factors and their results subject to risks related to the implementation of changes by the Company, the failure to implement changes, and customer acceptance of such changes or lack of change. Actual results of events could differ materially from those anticipated in the Company's forward-looking
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statements as a result of a variety of factors, including: (a) those set forth in Exhibit 99.1 to the Registrant's Annual Report on Form 10-K for the period ended May 31, 2000 which are incorporated herein by this reference; (b) those set forth elsewhere herein; (c) those set forth from time to time in the Company's press releases and reports and other filings made with the Securities and Exchange Commission; and (d) those set forth from time to time in the Company's analyst calls and discussions. The Company cautions that such factors are not exclusive. Consequently, all of the forward-looking statements made herein are qualified by these cautionary statements and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update forward-looking or other statements or to publicly release the results of any revisions of such forward-looking statements that may be made to reflect events or circumstances after the date hereof, or thereof, as the case may be, or to reflect the occurrence of unanticipated events.
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL DATA CORPORATION
                                       -------------------------
                                            (Registrant)

                                       By:  /s/ David H. Shenk
                                           -------------------
                                       David H. Shenk
                                       Corporate Controller
                                       (Chief Accounting Officer)

Date:  February 7, 2001